COLLATERAL ASSIGNMENT OF HALLADOR MASTER
PURCHASE/SALE AGREEMENT

THIS COLLATERAL ASSIGNMENT OF HALLADOR MASTER PURCHASE/SALE AGREEMENT (the “Assignment”) is made by HALLADOR PETROLEUM COMPANY, a Colorado corporation (“Hallador”), and certain of its affiliates and subsidiaries made a party hereto, to OLD NATIONAL BANK, a national banking association (“Bank”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated April 19th, 2006, between Sunrise Coal, LLC (the “Borrower”) and Bank (the “Credit Agreement”), Bank has agreed to make to Borrower, and Borrower has agreed to accept from Bank, certain loans in the total maximum amount of Thirty Million and 00/100 Dollars ($30,000,000.00) (collectively, the “Loans”);

WHEREAS, Bank has agreed to make the Loans to Borrower upon certain terms and conditions, including, among other things, that Hallador guaranty the Loans pursuant to that certain Continuing Guaranty executed by Hallador in favor of the Bank, dated of even date herewith (the “Guaranty”);

WHEREAS, Hallador Production Company, a Colorado corporation (“Hallador Production”) and Hallador are the sole partners of Hallador Petroleum LLLP, a Colorado limited liability limited partnership (“Hallador LLLP”);

WHEREAS, Hallador Production is a wholly owned subsidiary of Hallador (for purposes hereof, Hallador, Hallador Production and Hallador LLLP shall be collectively referred to herein as the “Assignor”);

WHEREAS, Hallador LLLP has entered into that certain Master Purchase/Sale Agreement with Coral Energy Resources, L.P. (“Coral”), dated November 12, 2001, a copy of which is attached hereto as Exhibit A (the “Gas Contract”);

WHEREAS, in consideration of the Loans to Borrower and as collateral security for Guarantor’s obligations to Bank pursuant to the Guaranty, Assignor has agreed to collaterally assign all of its rights to receive payment for Gas delivered (as described in the Gas Contract) under the Gas Contract to the Bank pursuant to the terms and conditions of this Assignment.

NOW, THEREFORE, in order to induce the Bank to extend the Loans, and for other good and valuable consideration, the Assignor, intending to be legally bound, hereby covenants in favor of the Bank and agrees as follows:

  Assignment. The Assignor has collaterally granted, transferred and assigned, and does hereby collaterally grant, transfer and assign unto the Bank, its successors and assigns, Assignor’s rights to receive payment for Gas delivered pursuant to the Gas Contract (the “Right to Payment”), as amended, extended, modified, supplemented, and all right of the Assignor thereto, to have and to hold unto the Bank as security for Hallador’s Guaranty obligations and any amendments to the Guaranty, and all out-of-pocket costs and expenses of the Bank incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys’ fees and expenses (hereinafter referred to collectively as the “Obligations”). The Assignor agrees that the Bank shall have the rights stated in this Assignment with respect to the Gas Contract, in addition to the other rights which the Bank may have by law. The Assignor represents and warrants that: (a) the Assignor has not executed any prior assignment of any of its rights under the Gas Contract; (b) to Assignor’s knowledge the Gas Contract and the obligations thereunder are valid and enforceable and the Assignor has not done anything which might prevent the Bank from or limit the Bank in operating under any of the provisions of this Assignment; (c) payments provided for under the Gas Contract have not been collected in advance of the time when the same became due under terms of the Gas Contract; (d) there is no present default under the Gas Contract; (e) the Assignor is the sole owner of the entire interest in the Gas Contract; (f) the Gas Contract is in full force and effect and have not been altered, amended or modified, and (g) Assignor will provide notice of this Assignment to Coral as required pursuant to Section 13.2 of the Gas Contract.

  Performance of Gas Contract by Assignor. The Assignor agrees to faithfully abide by, perform and discharge each and every obligation of the Gas Contract that is to be performed by the Assignor. As long as no Default (as defined in the Credit Agreement) exists, Assignor shall be entitled to enforce all of its rights under the Gas Contract, including the Right to Payment. The Assignor shall use its best efforts to enforce or secure the performance of each and every term of the Gas Contract. The Assignor agrees to provide prompt written notice to the Bank of the occurrence or existence of any default by any party to either Gas Contract.

  Power to Modify the Gas Contract. The Assignor hereby expressly releases, relinquishes and surrenders all of the Assignor’s right, power and authority to in any material way, amend or modify any of the financial terms of the Gas Contract or Assignor’s Right to Payment, in either case without the Bank’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Any attempt on the part of the Assignor to exercise any such right, power or authority without the Bank’s prior written consent shall constitute a default hereunder.

  Assignment of the Gas Contract. The Assignor will not make additional assignments of the Right to Payment under the Gas Contract or assign the Gas Contract or any part thereof without the Bank’s prior written consent. No such assignment shall discharge the Assignor from its liability hereunder, or arising out of the Obligations or under any other agreement between the Assignor and the Bank.

  Bank’s Right to Make Payments Under the Gas Contract. If the Assignor fails to make any payment or to do any act as provided herein or in the Gas Contract, then the Bank may, but shall not be obligated to, make or do the same in such manner and to such extent as the Bank may deem necessary to protect the Right to Payment and the security hereof.

  Bank’s Right to Enforce and Perform Under the Gas Contract. Upon the occurrence of and during the continuance of a Default, the Bank, in addition to its rights and remedies under the Credit Agreement and the agreements and instruments executed in connection therewith (collectively, the “Loan Documents”) evidencing and securing the Loans and applicable law may, at its option, upon at least 48 hours prior written notice to the Assignor, and without waiving or releasing any Obligations, either in person or by agent with or without bringing any action or proceeding or by a receiver to be appointed by a court, to the extent permitted by law and the express requirements of the Gas Contract, cure defaults in the Assignor’s performance under the Gas Contract, negotiate with the other parties to the Gas Contract regarding the Right to Payment, and do any and all other acts which the Bank deems reasonably necessary to protect the Right to Payment, the security hereof and the lien hereof.

  Bank Not Obligated to Perform. This Assignment is given only as collateral security, and the Bank shall not be obligated to perform or discharge any obligation or liability of the Assignor under the Gas Contract. No payment, action or inaction of the Bank under or in connection with the Gas Contract shall in any manner release the Assignor from its obligations under this Assignment or the Obligations.

  Indemnity. The Assignor agrees to indemnify each of the Bank, each legal entity, if any, who controls the Bank and each of their respective directors, officers and employees (collectively, the “Indemnified Parties” and each individually an “Indemnified Party”), and to hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all reasonable fees and charges of counsel with whom any Indemnified Party may consult and all reasonable expenses of litigation and preparation therefor) which any Indemnified Party may incur, or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Assignor), in connection with or arising out of or relating to the Gas Contract or arising out of or by reason of this Assignment, whether: (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Assignor; or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Assignment, payment of any Loans and assignment of any rights hereunder. The Assignor may participate at its expense in the defense of any such action or claim.

  Default. If any Default or any default by Assignor under either Gas Contract exists, then, and at any time thereafter: (a) the Bank shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the Indiana Uniform Commercial Code as the same may be amended from time to time; and (b) the Bank may, at its election and in addition to all other remedies, declare this Assignment to be absolute and not merely a collateral assignment, and thereupon this Assignment shall become and be absolute and in full force and effect.

  Power of Attorney. The Assignor hereby irrevocably constitutes and appoints the Bank and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Assignor or in its name, from time to time in the Bank’s discretion for the purpose of carrying out the terms of this Assignment, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Assignment and, without limiting the generality of the foregoing, the Assignor hereby gives the Bank the power and right on behalf of the Assignor, during a Default, and without notice to or assent by the Assignor, to do the following:

  to receive payment of, endorse, and receipt for, any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of the Gas Contract;

  to commence and prosecute any suits, actions or proceeding at law or in equity in any court of competent jurisdiction to collect any amounts due under the Gas Contract and to enforce any other right in respect of the Right of Payment pursuant to the Gas Contract;

  to settle, compromise or adjust any suit, action or proceeding described above, and, in connection therewith, to give such discharges or releases as the Bank may deem appropriate;

  to negotiate with, enter into further agreements with, and otherwise deal with the other parties to the Gas Contract with respect to the Right of Payment pursuant to the Gas Contract and the subject matter thereof; and

  to do at any time, or from time to time, all acts and things which the Bank deems necessary to protect or preserve the Right of Payment pursuant to the Gas Contract and the Bank’s security interest and rights therein in order to effect the intent of this Assignment, all as fully and effectively as the Assignor might do.

The Assignor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest, will be irrevocable and shall terminate only upon payment in full of the Obligations and the termination of this Assignment. The powers conferred upon the Bank hereunder are solely to protect the Bank’s interests in the Gas Contract and will not impose any duty upon it to exercise any such powers. The Bank will be accountable only for amounts that it actually receives as a result of the exercise of such powers.

  Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party’s address as set forth in the Credit Agreement or to such other address as any party may give to the other for such purpose in accordance with this section.

  Preservation of Rights.  No delay or omission on the Bank’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank’s action or inaction impair any such right or power. The Bank’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity.

  Illegality. If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

  Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Assignor from, any provision of this Agreement will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Assignor will entitle the Assignor to any other or further notice or demand in the same, similar or other circumstance.

  Successors and Assigns. This Assignment will be binding upon and inure to the benefit of the Assignor and the Bank and their respective successors and assigns; provided, however, that the Assignor may not assign this Assignment in whole or in part without the Bank’s prior written consent and the Bank at any time may assign this Assignment in whole or in part.

  Interpretation. In this Assignment, unless the Bank and the Assignor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Assignment; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Assignment. Section headings in this Assignment are included for convenience of reference only and shall not constitute a part of this Assignment for any other purpose. Defined terms not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

  Defeasance. Upon payment in full of the Obligations, this Assignment shall become null and void and of no force and effect.

  Governing Law and Jurisdiction. This Assignment has been executed and delivered and is intended to be performed in the State of Indiana and shall be governed, construed and enforced in all respects in accordance with the laws of the State of Indiana, without regard to principles of conflicts of law. ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS ASSIGNMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF MARION, STATE OF INDIANA, OR THE FEDERAL COURTS WHOSE VENUE INCLUDES THE COUNTY OF MARION, STATE OF INDIANA, OR, AT THE SOLE OPTION OF BANK, IN ANY OTHER COURT IN WHICH BANK SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. THE ASSIGNOR AND BANK HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) BETWEEN OR AMONG ASSIGNOR AND BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS ASSIGNMENT, OR ANY RELATIONSHIP BETWEEN BANK AND ASSIGNOR. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO PROVIDE THE LOANS OR IN THE LOAN DOCUMENTS. Whenever possible, each provision of this Assignment or any related agreement or instrument shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this or any related agreement or instrument.

The Assignor acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

IN WITNESS WHEREOF, Assignor, by its duly authorized representative, has executed this Collateral Assignment of Hallador Master Purchase/Sale Agreement as of the date and year first written above.

“ASSIGNOR” HALLADOR PETROLEUM COMPANY
By: /S/VICTOR P. STABIO Victor P. Stabio, President, Chief Executive Officer and Chief Financial Officer

HALLADOR PRODUCTION COMPANY
By: /S/VICTOR P. STABIO Victor P. Stabio, President

HALLADOR PETROLEUM LLLP By: Hallador Petroleum Company, its General Partner
By /S/VICTOR P. STABIO Victor P. Stabio, President, Chief Executive Officer and Chief Financial Officer

STATE OF	)
	)	SS:
COUNTY OF	)

Subscribed and sworn to before me, a Notary Public, in and for said county and state, this 19th day of April, 2006, at which time Victor P. Stabio, the authorized ______________  of Hallador Petroleum Company, a Colorado corporation, personally appeared and acknowledged the execution of the above and foregoing to be his voluntary act and deed on behalf of such corporation.

My Commission Expires:
, Notary Public
A resident of     County

STATE OF	)
	)	SS:
COUNTY OF	)

Subscribed and sworn to before me, a Notary Public, in and for said county and state, this 19th day of April, 2006, at which time Victor P. Stabio, the authorized of Hallador Production Company, a Colorado corporation, personally appeared and acknowledged the execution of the above and foregoing to be his voluntary act and deed on behalf of such corporation.

My Commission Expires:
, Notary Public
A resident of     County

STATE OF	)
	)	SS:
COUNTY OF	)

Subscribed and sworn to before me, a Notary Public, in and for said county and state, this 19th day of April, 2006, at which time, Victor P. Stabio, the authorized of Hallador Petroleum LLLP, a Colorado limited liability limited partnership, personally appeared and acknowledged the execution of the above and foregoing to be his voluntary act and deed on behalf of such limited liability limited partnership.

My Commission Expires:
, Notary Public
A resident of     County